                                                                   EXHIBIT 10.20

                          LOAN MODIFICATION AGREEMENT


     This Loan Modification Agreement is entered into as of January 25, 1995 by and between Phoenix Technologies, Ltd. (the "Borrower") whose address is 846 University Avenue, Norwood, MA 02062 and Silicon Valley Bank, a California-chartered bank ("Bank"), with its principal place of business at 3000 Lakeside Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 45 William Street, Suite 170, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Second Amended and Restated Promissory Note, dated December 30, 1993, in the original principal amount of Ten Million and No/100 Dollars ($10,000,000.00) (the "Note"). The Note, together with other promissory notes from Borrower to Bank, is governed by the terms of a Commitment Letter dated November 29, 1991, as amended pursuant to Letters Amendments dated April 15, 1993, June 28, 1993 and December 30, 1993, between Borrower and Bank, as such agreement may be further amended from time to time (together with all schedules and attachments thereto, the "Loan Agreement").

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."


2. DESCRIPTION OF COLLATERAL AND GUARANTIES: Repayment of the Indebtedness is secured by a Security Agreement, dated November 25, 1991 (the "Security Agreement"). Additionally, repayment of the indebtedness is guaranteed by the each of the guarantors named below pursuant to a Guaranty dated as of June 28, 1993 (the "Guaranty").

Hereinafter, the above-described security documents and guaranties, together with all other documents securing payment of the Note (and other notes executed by Borrower in favor of Bank) shall be referred to as the "Security Documents." Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

3.   DESCRIPTION OF CHANGE IN TERMS.

     A.   MODIFICATION(S) TO NOTE.

          1. The Maturity Date (as defined in the Note) is hereby amended to March 13, 1995. Accordingly, the total amount outstanding under the Note, together with all accrued unpaid interest shall be due and payable on March 13, 1995.

     B.   MODIFICATION(S) TO LOAN AGREEMENT.

          1. Numbered paragraph 2 of the Loan Agreement is hereby amended in full to read as follows: 2. Unless otherwise renewed in writing by the Bank, the Commitment will expire on March 13, 1995 (the "Expiry Date").

          2. The Loan Agreement is hereby amended such that all accrued unpaid interest under the Note shall be payable, in arrears, on the 13th day of each month.

4. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

6. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

7. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

8. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

     This Loan Modification Agreement is executed as of the date first written above.


BORROWER:                             BANK:

PHOENIX TECHNOLOGIES, LTD,            SILICON VALLEY BANK, doing business
                                      as SILICON VALLEY EAST


By: /s/ Rober R. Langer               By: /s/ James A. Maynard
    ----------------------------          ----------------------------

Name: Robert R. Langer                Name: James A. Maynard
      --------------------------            --------------------------
       VP FINANCE & C.F.O                   ASSISTANT VICE PRESIDENT
Title: -------------------------      Title: -------------------------


                                      SILICON VALLY BANK


                                      By: ----------------------------

                                      Name: --------------------------

                                      Title: -------------------------
                                      (Signed at San Jose, California)

Each of the undersigned consents to the modifications to the Indebtedness pursuant to this Loan Modification Agreement, hereby ratifies the provisions of the Guaranty and confirms that all provisions of that document are in full force and effect.

GUARANTOR:

PHOENIX PERIPHERAL SYSTEMS, INC.,
a Delaware corporation

By: /s/ Robert R. Langer
    ----------------------------
      ROBERT R. LANGER
Name: --------------------------
       V.P. FINANCE & C.F.O.
Title: -------------------------

PHOENIX COMPUTER PRODUCTS, INC.,
a Washington corporation

By: /s/ Robert R. Langer
    ----------------------------
      ROBERT R. LANGER
Name: --------------------------
       V.P. FINANCE & C.F.O.
Title: -------------------------

PHOENIX SECURITIES CORPORATION,
a Massachusetts corporation

By: /s/ Robert R. Langer
    ----------------------------
      ROBERT R. LANGER
Name: --------------------------
       V.P. FINANCE & C.F.O.
Title: -------------------------

QUADTEL CORPORATION,
A California corporation

By: /s/ Robert R. Langer
    ----------------------------
      ROBERT R. LANGER
Name: --------------------------
       V.P. FINANCE & C.F.O.
Title: -------------------------


PHOENIX TECHNOLOGIES (TAIWAN), LTD.,
A Delaware corporation

By: /s/ Robert R. Langer
    ----------------------------
      ROBERT R. LANGER
Name: --------------------------
       V.P. FINANCE & C.F.O.
Title: -------------------------